EXHIBIT 10.45

THE OPTION AND COMMON STOCK REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FLORIDA SECURITIES ACT, AS AMENDED, OR THE LAWS OF ANY OTHER STATE, AND ARE BEING GRANTED PURSUANT TO EXEMPTIONS FROM REGISTRATION UNDER THAT ACT AND SUCH STATE LAWS. OPTIONS OR SHARES OF STOCK ACQUIRED BY OPTIONEE MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE OPTIONS OR SHARES OF STOCK UNDER THAT ACT OR SUCH STATE LAWS AS MAY BE APPLICABLE, OR PURSUANT TO EXEMPTIONS FROM SAID REGISTRATION UNDER SAID ACT AND SAID LAWS. FURTHER, THIS AGREEMENT CONTAINS SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY OF THE OPTIONS AND SHARES OF STOCK.

                       SMART CHOICE AUTOMOTIVE GROUP, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

     NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") effective as of the 17th day of April, 1997, by and among SMART CHOICE AUTOMOTIVE GROUP, INC., a Florida corporation (the "Company") and DONALD WOJNOWSKI, a director of the Company (the "Optionee").


                              W I T N E S S E T H:

     In consideration of the agreements set forth herein, the parties hereby covenant and agree as follows:

     1. GRANT OF OPTIONS. Subject to the terms and conditions set forth in this Agreement, the Company hereby grants to Optionee, the option to purchase from the Company 12,500 shares (the "Option") of the Company's Common Stock, $.01 par value ("Common Stock"), at the exercise price per share equal to $5-1/2 per share (the "Option Price"), the fair market value on the date hereof. The shares issuable on exercise of the Option are referred to herein as the "Option Shares". The Option shall be exercisable, in whole or in part, for a period of ten (10) years (the "Exercise Period"), which period shall commence on the date of Optionee's execution of this Agreement (the "Execution Date"). The Option shall be fully exercisable on the Execution Date.

     None of the Options are intended to be "incentive stock options" as defined in Section 422(b) of the Internal Revenue Code.

     2. TERMINATION OF THE OPTION.

     (a) The Option shall terminate and no longer be exercisable upon the expiration of the Exercise Period set forth above.

     (b) Termination in the event of death, permanent disability or termination of status as a director.

          (i) If  Optionee  dies prior to the  termination  of the Option  under
     Section 2(a) hereof, his Options may be exercised, to the extent that the Optionee shall have been entitled to do so on the date of his death, by the person or persons to whom the Optionee's right under the Options passes by will or applicable law, or if no such person has such right, by his executors or administrators, at any time or from time to time, but not later than the expiration date specified in Section 1 or three (3) months after the appointment or qualification of an executor of Optionee's estate, whichever is earlier.

          (ii) If Optionee's status as a director of the Company shall terminate because of his permanent disability, he may exercise his Option to the extent that he shall have been entitled to do so at the date of such termination, at any time or from time to time, but not later than the expiration date specified in Section 1 or three (3) months after termination of his director status, whichever date is earlier.

          (iii) If Optionee's status as a director of the Company shall terminate other than from death or total disability, all rights to exercise his Option, to the extent that he shall have been entitled to do so at the date of such termination, shall terminate at the expiration date specified in Section 1 or three months after termination of his director status, whichever date is earlier.

     3. EXERCISE. Optionee (or in the case of Optionee's death or disability, the legal representative of Optionee) may exercise the Option only by giving timely notice of the exercise of an Option prior to the expiration or termination of the Exercise Period to the Company at 5200 South Washington Avenue, Titusville, Florida 32780. Such notice shall state the number of shares to be purchased which are attributable to the Option which is being exercised, and shall be accompanied by the full purchase price for such shares, payable in U.S. Dollars by certified check or bank draft, unless the Company shall permit payment of the purchase price in another manner.

     4. DELIVERY OF OPTION SHARES. As soon as practicable after receipt by the Company of a timely notice of exercise of any of the Options hereunder, of payment therefor, the Company shall transfer to Optionee or his legal representative(s), as the case may be, one or more certificate(s) for the number of shares with respect to which the Options shall have been so exercised.

     5. RESTRICTIONS UPON TRANSFER.

     (a) Neither the Optionee nor any other person or entity shall have any interest in any specific asset or assets or stock of the Company by reason of the granting of the Options. Any attempt to assign or to transfer this Agreement or the Options granted hereunder, whether voluntarily or involuntarily, by operation of law or otherwise, shall be of no further force or effect and no interest or right hereunder shall vest in any other person. Nothing in this Agreement shall be deemed to limit Optionee's right to transfer this Agreement or the Option Shares by will or in accordance with the laws of devise, descent and distribution.

     (b) Nothing in this Agreement shall be construed in limitation of any restrictions upon transfer of any of the Option Shares contained elsewhere, including any restrictions that may be contained in the Certificate of Incorporation or the By-Laws of the Company.

     (c) Nothing in this Agreement shall be construed as a modification of any existing agreements with respect to the gift, sale, purchase, transfer, pledge, hypothecation, or other disposition or encumbrance of the Option Shares between the parties to this Agreement, or between or among either or both of the parties to this Agreement and one or more persons not party to this Agreement.

     (d) The Optionee acknowledges that the certificate(s) evidencing ownership of the Common Stock will be stamped or otherwise imprinted on the face thereof with a legend in substantially the following form:

          "The shares represented by this Certificate have not been registered under the federal Securities Act of 1933, as amended (the "Act") or any state securities act. No sale, offer to sell or transfer of the shares shall be made unless a registration statement under the Act, or any applicable state statute, with respect to the shares is then in effect or an exemption from the registration requirements of such Act or state statute is then in fact applicable to the shares."

     (e) Any legend endorsed on a certificate pursuant to Section 5(d) hereof and the stop transfer instructions with respect to the Option Shares shall be removed and the Company shall issue a certificate without such legend to the holder thereof if such Option Shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available.

     (f) The restrictions described in any legend endorsed on a certificate pursuant to Section 5(d) hereof shall be removed at such time as permitted by Rule 144(k) promulgated under the Securities Act.

     (g) (1) If the Company at any time elects or proposes to register any of its shares of Common Stock (the "Registration Shares") under the 1933 Act on forms S-1, S-2, S-3 or SB-1, SB-2 or any other form in effect at such time for the registration of securities to be sold for cash (a "Registration Statement") with the Securities and Exchange Commission (the "SEC") pursuant to which shares of Common Stock owned by any other shareholder of the Company are to be registered, the Company shall give prompt written notice (the "Registration Notice") to the Optionee of its intention to register the Registration Shares.

     (2) Within fifteen (15) days after the Registration Notice shall have been given to the Optionee, the Optionee may give written notice to the Company of exercise of all, or a portion of the Option (the "Optionee Notice"), accompanied by payment of the Option Price in accordance with Section 1 hereof, stating the number of shares Optionee elects to be included among the Registration Shares (which number may include shares held by Optionee as a result of prior exercises of this Option, or otherwise) (the "Optionee's Included Shares").

     (3) The Company shall use reasonable efforts to register the Optionee's Included Shares under the Securities Act of 1933 and any state securities acts, if necessary, designated by the Optionee in the Optionee Notice. The Company shall have the right to withdraw and discontinue registration of the Optionee's Included Shares at any time prior to the effective date of such Registration Statement if the registration of the Registration Shares is withdrawn or discontinued.

     (4) The Company shall not be required to include any of the Optionee's Included Shares in any Registration Statement unless the Optionee agrees, if so requested by the Company, to: (i) offer and sell the Optionee's Included Shares to or through an underwriter selected by the Company and, to the extent possible, on substantially the same terms and conditions under which the
Registration Shares are to be offered and sold; (ii) comply with any arrangements, terms and conditions with respect to the offer and sale of the Optionee's Included Shares to which the Company may be required to agree; and
(iii) enter into any underwriting agreement containing customary terms and conditions.

     (5) If the offering of the Registration Shares by the Company is, in whole or in part, an underwritten public offering, and if the managing underwriter determines and advises the Company in writing that the inclusion in such Registration Statement of all of the Shares, together with the stock of other persons who have a right to include their stock in the Registration Statement (collectively referred to as the "Aggregate Shares"), would adversely affect the marketability of the offering of the Registration Shares, then the Optionee and such other holders shall be entitled to register the portion of such number of Aggregate Shares as the managing underwriter determines may be included without such adverse effects (collectively, "Aggregate Underwriter Shares"), subject to the terms, exceptions and conditions of this Section 5(g). The number of Aggregate Underwriter Shares which the Optionee shall be entitled to register shall be equal to the number of Aggregate Underwriter Shares multiplied by a fraction, the numerator of which is the number of Optionee's Included Shares and the denominator of which is the number of Aggregate Shares.

     (6) The Company shall bear all costs and expenses of registration of the Registration Shares, including Optionee's Included Shares.

     (7) It shall be a condition precedent to the Company's obligation to register any of Optionee's Included Shares that the Optionee shall provide the Company with all information and documents, and shall execute, acknowledge, seal and deliver all documents reasonably necessary, to enable the Company to comply with the 1933 Act, the State Acts, and all applicable laws, rules and regulations of the SEC or of any state securities law authorities.

     6. RIGHTS AS STOCKHOLDER.

     (a) Optionee shall have none of the rights of a stockholder with respect to any of the Option Shares until any Option granted herein shall have been exercised.

     (b) Nothing in this Agreement shall affect in any way the rights or powers of the Company, or any parent or subsidiary Company, or any of the directors or stockholders of the Company, to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks or other classes of securities ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any grant of options to purchase securities of the Company otherwise than under this Agreement, or to effect any other corporate act or proceeding, whether of a similar character or otherwise.

     (c) (i) If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or of another corporation or entity or shares of a different par value or without par value through a recapitalization, stock dividend, stock split, reverse stock split or a reorganization under which the Company is not the surviving entity, an appropriate and proportionate adjustment shall be made in the number and/or kind of securities allocated to the Options, without change in the aggregate Option Price applicable to the unexercised portion of the outstanding Option but with a corresponding adjustment in the Option Price for each share or other unit of any security covered by the Option. No adjustment shall occur under this Section 6 by virtue of the fact that the Company purchases or sells Common Stock or any securities of the Company at its fair market value (other than pursuant to compensatory Stock Options) for cash. No fractional shares shall be issued for any such adjustment.

          (ii) In case the Company shall issue rights or warrants to all holders of its shares of Common Stock entitling them to subscribe for or to purchase shares of Common Stock at a price per share which, when added to the amount of consideration received or receivable by the Company for such rights or warrants is less than the Current Market Price (as hereinafter defined) per share at the record date, the number of Option Shares purchasable upon the exercise of the Option shall be increased so that thereafter, until further adjusted, this Option shall entitle the Optionee to purchase an additional number of shares determined as if the Option had been fully exercised and the Optionee were a record holder entitled to receive such rights or warrants at an option price which is the same as the per share consideration payable pursuant to such rights or warrants. Such adjustment shall be made whenever such rights or warrants are issued, but shall also be effective retroactively as to portions of the Option exercised between the record date for the determination of shareholders entitled to receive such rights or warrants and the date such rights or warrants are issued.

          (iii) For the purpose of any computation under Section 6(c)(ii), the Current Market Price per share of Common Stock at any date shall be (i) if the shares of Common Stock are listed on any national securities exchange, the average of the daily closing prices for the fifteen (15) consecutive business days commencing twenty (20) business days before the date of determination (the "Trading Period"); (ii) if the shares of Common Stock are not listed on any national securities exchange but are quoted or reported on the National Association of Securities Dealers, Inc., Automated Quotation System ("NASDAQ"), the last quoted price or, if not quoted, the average of the high bid and low asked price as reported by NASDAQ for the Trading Period, or the daily closing prices for the Trading Period as reported by NASDAQ, as the case may be; and (iii) if the shares of Common Stock are neither listed on any national securities exchange nor quoted or reported on NASDAQ, the higher of (x) the Exercise Price then in effect, or
     (y) the tangible book value per share of Common Stock as of the end of the Company's immediately preceding fiscal year.

     (d) In the event of the proposed dissolution or liquidation of the Company, the Company shall cause the Board of Directors of the Company to notify the Optionee at least thirty (30) days prior to such proposed action. To the extent it has not been exercised during such thirty (30) day period, the Options will terminate as to any unexercised portion thereof immediately prior to the consummation of such proposed action.

     (e) In lieu of paying in cash any withholding tax obligation imposed on any exercise of an Option hereunder, Optionee may elect to have the actual number of shares issuable upon exercise of the Option reduced by the smallest number of whole shares of Common Stock which, when multiplied by the fair market value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of the withholding tax obligations imposed by reason of the exercise hereof (the "Withholding Elections"). Optionee may make a Withholding Election only if all of the following conditions are met:

          (i) the Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed Notice of Withholding Election, in substantially the form of Exhibit "A" attached hereto;

          (ii) any Withholding Election made will be irrevocable; and

          (iii) if Optionee is required to file beneficial ownership reports pursuant to Subsection (a) of Section 16 of the Securities Exchange Act of 1934, at any time during the period in which the Option is exercisable, then the Withholding Election must be made either (A) at least six (6) months prior to the Tax Date applicable to the exercise of the Option, or
     (B) prior to the Tax Date and in any ten day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales and earnings.

     7. REPRESENTATIONS. Optionee will acquire Optionee's shares for Optionee's own account, for investment only and without a view to resale or distribution except in compliance with the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws, and upon the acquisition of the shares, Optionee will enter into such written representations, warranties and agreements as the Company may request in order to comply with the Act, any applicable state securities laws and this Option Agreement.

     8. RESERVATION. The Company agrees, at all times during the term of the Options, to reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of the Options.

     9. TAX CONSEQUENCES  AND  WITHHOLDING.  Optionee agrees that the Company is not responsible for the tax consequences to Optionee of the granting of the Options or its subsequent exercise by Optionee, and that it is the responsibility of Optionee to consult with Optionee's personal tax advisor regarding all matters with respect to the tax consequences of the granting of the Options and its exercise by Optionee.

     10. GENERAL PROVISIONS.

     (a) AGREEMENT TO BE BOUND BY CONTRACT. This Agreement shall be binding not only by the parties hereto, but also upon their heirs, executors, administrators, successors or assigns. The parties hereto agree for themselves and their heirs, executors, administrators, successors or assigns, to execute any instruments and to perform any acts which may be necessary or proper to carry out the purposes of this Agreement.

     (b) AMENDMENT OR ALTERATION. This Agreement may be altered or amended, in whole or in part, at any time, only by a written instrument setting forth such changes signed by all parties hereto.

     (c) WAIVER. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party.

     (d) NOTICES. Any notices permitted or required hereunder shall be delivered to the parties personally, by telecopier, or by United States Mail, with postage prepaid, certified or registered, return receipt requested, addressed to the respective parties at the following addresses and telecopier numbers:

         If to Company:   Smart Choice Automotive Group, Inc.
                          5200 South Washington Avenue
                          Titusville, FL 32780
                          Telecopier: (407) 383-8822

         If to Optionee:  At the address and telecopier
                          number for the Optionee on file
                          with the Company

or such other address as either party hereto shall notify the other as provided herein. The date of service of any notice or communication hereunder shall be the date of the hand delivery or receipt of telecopy, or three (3) days after the mailing, if mailed by certified mail, return receipt requested.

     (e) VALIDITY. In the event that any provision of this Agreement shall be held to be invalid, the same shall not affect, in any respect, the validity of the remainder of this Agreement.

     (f) INTEGRATED AGREEMENT. This Agreement and all agreements executed in accordance with the terms hereof constitute the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and there are no agreements, understandings, restrictions, representations or warranties among the parties other than those set forth herein.

     (g) ATTORNEYS' FEES. In the event any litigation including any appeals is instituted in connection with the breach, enforcement or interpretation of this Agreement, including, without limitation, any action seeking declaratory relief, equitable relief, injunctive relief, or damages, the prevailing party shall be entitled to recover from the non-prevailing party all costs, expenses and attorneys' fees incurred in connection therewith, including any costs of collection.

     (h) STATE LAW GOVERNING CONTRACTS. This Agreement shall be governed by the laws of the State of Florida.

          (i) NO CONSTRUCTION AGAINST DRAFTING PARTY. Each party to this Agreement expressly recognizes that it results from a negotiated process in which each party was given the opportunity to consult with counsel and contributed to the drafting of this Agreement. Given this fact, no legal or other presumptions against the party drafting this Agreement concerning its construction, interpretation or otherwise accrue to the benefit of any party to this Agreement and each party expressly waives the right to assert such a presumption in any proceedings or disputes connected with, arising out of, or involving this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Non-Qualified Stock Option Agreement under seal as of the date first above written.

                                  THE COMPANY:

                                  SMART CHOICE AUTOMOTIVE GROUP, INC.


                                  By: /s/ James Neal Hutchinson, Jr.
                                  ----------------------------------
                                  Print Name:  James Neal Hutchinson, Jr.
                                  As Its:  Vice President

                                  OPTIONEE:


                                  /S/ Donald Wojnowski
                                  --------------------
                                  Donald Wojnowski

                                    EXHIBIT A
                                       TO
                             STOCK OPTION AGREEMENT


                         Notice of Withholding Election


TO:       Smart Choice Automotive Group, Inc.

RE:       Withholding Election


                          * * * * * * * * * * * * * * *

This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1) My correct name and social security number and my current address are set forth at the end of this document.

(2)  I am (check one, whichever is applicable).

     [  ]     the original recipient of the Option.

     [  ]     the legal representative of the estate of the original recipient of the Option.

     [  ]     a legatee of the original recipient of the Option.

     [  ]     the legal guardian of the original recipient of the Option.

(3) The Option pursuant to which this election is made in the name of ______________ for ________ shares of Common Stock and dated ___________,
     19__ (the "Option"). This election relates to ___________ shares of Common Stock issuable upon whole or partial exercise(s) of the Option (the "Option Shares"); provided that the numbers set forth above shall be deemed changed as appropriate to reflect stock splits and other adjustments contemplated by the applicable provisions of the Option.

(4) In connection with any future exercise of the Option with respect to the Option Shares, I hereby elect to have certain of the shares issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise. The shares to be withheld shall have, as of the Tax Date (as defined in the Option Agreement applicable to the Option (the "Option Agreement")), applicable to the exercise, a fair market value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

(5) This Withholding Election is made prior to the Tax Date and is otherwise timely made pursuant to the Option Agreement.

(6) I further understand that the Company shall withhold from the Option Shares a number of shares of Common Stock having the value specified in Paragraph 4 above.

(7) Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Option Agreement.


Dated: ____________________   ___________________________________
                                        Legal Signature


___________________________   ___________________________________
Social Security Number                      Name
(Printed)


___________________________________
Street Address

___________________________________
City, State, Zip Code